United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 15, 2004


                           XSTREAM BEVERAGE GROUP, INC
                           ---------------------------
                (Name of Registrant as specified in its charter)


         Nevada                          33-30158-A          62-1386351
         ------                          ----------          ----------
  (State or other jurisdiction of   (Commission File        (IRS Employer
 incorporation or organization)           No.)            Identification No.)


         4800 N.W. 15th Avenue, Bay 1-A, Fort Lauderdale, Florida 33309
         --------------------------------------------------------------
          (Address of Principal executive offices, including zip code)

                          (954) 598-7997 (Registrant's
                     telephone number, including area code)


            621 NW 53rd Street, Suite 141, Boca Raton, Florida 33431
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

Ayer Beverage Transaction- On March 15, 2004 the Company, through its wholly owned subsidiary, Beverage Network of Massachusetts, Inc., a Florida corporation ("Beverage Network") consummated the acquisition of substantially all of the assets and the assumption of certain liabilities of Ayer Beverages, Inc., a Massachusetts corporation ("Ayer Beverage"). This acquisition was consummated pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated March 15, 2004, by and among Beverage Network (the "Acquiror") and Ayer Beverage.. Under the terms of the Purchase Agreement, the Acquiror purchased substantially all of the assets of Ayer Beverage and assumed certain of its liabilities for 400,000 shares of the Company's restricted common stock (which, based upon the February March 15, 2004 closing price of $0.39, had a value of $156.000), and $200,000 pursuant to the terms of the Purchase Agreement.

We also entered into an employment agreement with John Lehan, the former principal of Ayer Beverage, to be the general manager of Beverage Network Mr. Lehan will receive a Base Salary of $80,000 per year plus a bonus, as shall be determined by the Company's Board of Directors. In addition, Mr. Lehan shall receive a $500 per month automobile allowance and restricted stock in Xstream Beverage Group, Inc., pursuant to the terms of his Employment Agreement.

Prior to the execution of any of the agreement referenced above, no material relationship existed between the Company and either Ayer Beverage, or any affiliate, director, or officer of the Company, or any associate of any such director or officer. The foregoing description of the Asset Purchase Agreement, the Employment Agreement and the related transactions does not purport to be complete and is qualified in its entirely by reference to the said Agreements and the press release issued by the Company on March 16, 2004 which are attached as exhibits to this report.

This report contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements and are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy, and actual results may differ materially from those anticipated by the Company due to a number of uncertainties, including some presently unknown to the Company. The Company undertakes no obligation to publicly release the results of any revisions to forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.
No financial statements are filed herewith. The Company will file all required financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.
No pro forma financial statements are filed herewith. The Company will file all required pro forma financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

(c) Exhibits.

         Exhibit No.           Description
         -----------           -----------
         10.1                  Asset Purchase Agreement dated March 15, 2004,
                               by and among Beverage Network of Massachusetts, Inc. and Ayer Beverages, Inc.

         10.2 Employment Agreement between Beverage Network of Massachusetts, Inc. And John Lehan dated March 15, 2004.

         99.1 Press Release of Xstream Beverage Group, Inc, issued March 16, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2004
                                               XSTREAM BEVERAGE GROUP,  INC.

                                               By:  /s/Barry Willson
                                                    ----------------
                                                    Barry Willson
                                                    Vice Chairman